ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx INVESTOR MEETINGS January 17th, 2018 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Forward-looking Statements This presentation contains various forward-looking statements and information that are based on management’s current expectations and assumptions about future events. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “expect,” “anticipate,” “plan,” “intend,” “seek,” “will,” “should,” “goal” and other words that convey the uncertainty of future events and outcomes. Forward-looking information includes, among other matters, statements regarding the Company’s anticipated performance, quality of assets, rig utilization rate, capital spending by oil and gas companies, and the Company's international operations. Although the Company believes that the expectations and assumptions reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including general economic and business conditions and industry trends, levels and volatility of oil and gas prices, the continued demand for drilling services or production services in the geographic areas where we operate, decisions about exploration and development projects to be made by oil and gas exploration and production companies, the highly competitive nature of our business, technological advancements and trends in our industry and improvements in our competitors’ equipment, the loss of one or more of our major clients or a decrease in their demand for our services, future compliance with covenants under debt agreements, including our senior secured revolving asset-based credit facility, our term loan, and our senior notes, as well as any other debt agreements we may enter into in the future, operating hazards inherent in our operations, the supply of marketable drilling rigs, well servicing rigs, coiled tubing and wireline units within the industry, the continued availability of drilling rig, well servicing rig, coiled tubing and wireline unit components, the continued availability of qualified personnel, the success or failure of our acquisition strategy, including our ability to finance acquisitions, manage growth and effectively integrate acquisitions, the political, economic, regulatory and other uncertainties encountered by our operations, and changes in, or our failure or inability to comply with, governmental regulations, including those relating to the environment. Should one or more of these risks, contingencies or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. Many of these factors have been discussed in more detail in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2016. Other unpredictable or unknown factors that the Company has not discussed in this presentation or in its filings with the Securities and Exchange Commission could also have material adverse effects on actual results of matters that are the subject of the forward-looking statements. All forward-looking statements speak only as the date on which they are made and the Company undertakes no duty to update or revise any forward-looking statements. We advise investors to use caution and common sense when considering our forward-looking statements. 2 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Pioneer Energy Services – Diversified Services % of TTM REVENUE (1) TTM revenue as of September 30, 2017 (2) Market Capitalization and Enterprise Value as of January 12, 2018; Enterprise value based on net debt DRILLING SERVICES Drilling Services - US 16 Rigs Drilling Services – Colombia 8 Rigs Total Drilling 24 Rigs PRODUCTION SERVICES Well Servicing 125 Rigs Wireline 119 Units Coiled Tubing 14 Units 3 TTM REVENUE1: $392 MILLION MARKET CAPITALIZATION2: $311 MILLION ENTERPRISE VALUE2: $698 MILLION SERVICE LINES: LAND DRILLING, WELL SERVICING, WIRELINE, COILED TUBING EMPLOYEES: 2,100 COMPANY OVERVIEW

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Premium Shale-Oriented Assets 4 US DRILLING SERVICES PRODUCTION SERVICES • Fleet comprised of 100% pad-capable AC rigs • Versatile and competitive 1,500 horsepower AC drilling rigs with: • 2,000hp mud pumps and 7,500psi mud systems with bi-fuel capability • Capable of moving in less than three days from release to acceptance by the operator on new pad • Can walk 150’ x 50’ while racking over 24,000’ of 5” drill pipe • Premium shale-capable equipment • 100% of well servicing fleet is 550- 600hp with 104’, 112’, 116’ or 121’ masts • Full suite of coiled tubing offerings from 1 1/4” to 2 5/8” coil • Balanced exposure to completion and production-oriented activity in major shale plays ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Balanced Revenue Mix Between Completion and Remedial Services 5 COILED TUBING WIRELINE WELL SERVICES PRODUCTION SERVICES TOTAL Note: Based on Q3 2017

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Apache 12%  Whiting 10% PDC 4% Other 74% Established Customer Base with Premier Customers KEY CUSTOMERS 6 2016A REVENUES BY CUSTOMER • Long-standing, high quality client relationships with a diverse group of large independent oil and gas exploration and production companies ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Industry-Leading Safety • For many years, Pioneer has been a leader in safety. Our commitment to industry-leading safety helps us retain high-quality employees, broaden our client base, and reduce operating costs. • Pioneer recognized by IADC as the safest land contract driller in 2015 of the top 15 busiest contractors 0 1 2 3 4 5 2010 2011 2012 2013 2014 2015 2016 2017 YTD PES - US IADC & AESC- without PES Total Recordable Incident Rate (injuries per 200,000 man-hours) 7 Source: IADC/AESC Production Services (Annual AESC Safety Awards) 2016 1st place – Coiled Tubing (Division IV) 3rd place – Wireline (Division IV) 2015 1st place – Wireline (Division IV) 3rd place – Well Servicing (Division IV) 2014 2nd place – Well Servicing (Division V) 2013 1st place – Well Servicing (Division V)

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Recent Updates 8 % Hz: % Completions: • Top-tier AC rigs are beginning to re-price in the $21,500 to $23,500 per day range. • Six of eight rigs are under contract and currently drilling in Colombia with the potential to add a seventh rig during the first quarter of 2018. • Overall positive outlook for all production service businesses. Following seasonal fourth quarter impacts, activity expected to increase beginning in the second half of January. • Labor continues to be tight in all businesses. • Two new wireline units delivered and deployed to the field in January. DRILLING PRODUCTION SERVICES ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx PRODUCTION SERVICES 9 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Well Servicing • Of the top-tier well servicing providers, Pioneer has the: • Highest average hourly rate • Highest average horsepower fleet with all rigs either 550hp or 600hp • Highest percentage of taller mast rigs with all masts either 104’, 112’, 116’, or 121’ in height • 100% of rigs are capable of working in the unconventional plays • Established in the Bakken, Eagle Ford, Fayetteville, Permian, Niobrara and along the Texas/Louisiana Gulf Coast • Average age of 6.5 years, including 36 built in last 3 years SERVICE OVERVIEW OPERATING LOCATIONS – 125 RIGS REVENUE PER RIG HOUR¹ 10 (1) Based on company filings for Q3 2017 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Wireline • Estimated to be 6th largest wireline company in the world and one of the most active U.S. wireline companies¹ • Majority of revenue derived from cased-hole operations that include perforating, logging, and pipe recovery • Established in the Bakken, Eagle Ford, Niobrara, Mid-Continent, Permian, and onshore/offshore Louisiana (1) QYResearch; Global Wireline Services Market; Sep 2017 (2) Based on Q3 2017 revenue SERVICE OVERVIEW OPERATING LOCATIONS – 119 UNITS DIVERSIFIED SERVICE OFFERINGS2 11

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Coiled Tubing • Fleet currently provides an array of services with coil capabilities ranging from 1 1/4” to 2 5/8” coiled tubing • Established in the Eagle Ford, Rockies and onshore/offshore Louisiana • Average age: 6.6 years SERVICE OVERVIEW OPERATING LOCATIONS UNIT COUNT1: 14 COIL UNITS (1) Coil unit size is based on most common configuration; all units are capable of running 2” and <2” coil 12 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx DRILLING SERVICES 13 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Drilling Services FLEET CHARACTERISTICS OPERATING LOCATIONS TOTAL RIG FLEET UTILIZATION1 14 100% 100% 94% 94% 100% 100% AC Pad-Ready Walking ≥1,500HP Drawworks 7,500psi Mud System Contracted U.S. FLEET 100% 100% 75% 100% 75% SCR Pad-Ready Walking ≥1,500HP Drawworks Contracted COLOMBIA FLEET (1) Red indicates active rigs; one additional rigs in Colombia is contracted and will begin work in Q4 2017.

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx • Rig Move Average: • 2 calendar days from release to acceptance • 32 miles average mobilization • Highest average margin per day of public land drillers (Q3 2017) Drilling Services 15 TOP PERFORMER • 1,500 HP Drawworks • 24,500 ft 5” Racking Capacity • 7,500 psi Mud System • Two 2,000 HP Mud Pumps • Ready for 3rd Mud Pump (if needed) • Three Cat 3512C Engine Gensets • Ready for 4th Engine Genset (if needed) • Omnidirectional Walking System with full setback RIG SPECIFICATIONS ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Drilling Services 16 • NOV Amphion Integrated Control System • Structure/Tool Management System • 4 Channel Auto Driller • Twister • Modular Scalable System • MD Totco RigSense Ready – Expanded Data Acquisition and Information Management System • NOV SoftSpeed II Option – Stick Slip Mitigation • NOV NOVOS Option: • Single Rig Optimization • Remote Auto Driller Management • Slip to Slip Process Automation • Wired Drill Pipe Compatibility • TrueDrill: Auto Driller that utilizes downhole • DrillShark: Automated Dynamic MSE Optimization • Field Optimization • Automatically distributes learnings to other Amphion Systems for field optimization NOVOS ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx 17 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Balance Sheet and Cash Flow Management • Completed $175 million senior secured term loan and $75 million asset-based lending facility in November 2017. Proceeds were used, among other things, to retire the outstanding balance of $101.7 million on the previous $150 million revolving credit facility scheduled to mature in 2019. 18 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Historical Financial Results REVENUE / ADJUSTED EBITDA ($ millions) CAPEX SPEND ($ millions) Note: All data points reflect calendar year and trailing twelve months information derived from 10-K and 10-Q filings. Please refer to Reconciliation of Net Income to Adjusted EBITDA 19 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Liquidity and Capital Structure September 30th, 2017 Pro Forma $175mm Term Loan/$75mm ABL ($ millions) Actual Cash $ 10.9 81.7 Senior Secured Revolving Credit Facility due 2022 97.7 -- $75mm Asset-Based Lending Facility due 2022 -- -- Senior Secured Term Loan due 2022 -- 175.0 6.125% Senior Unsecured Notes due 2022 300.0 300.0 Other1 (5.1) (13.3) Total Debt $ 392.6 461.7 Shareholders' Equity 221.5 219.9 Total Capitalization $ 614.1 681.7 Total Liquidity2 128.3 (1) Unamortized debt issuance costs and original issue discount (2) Cash plus availability under asset-based lending facility net letters of credit 20 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Reconciliation of Net Income to Adjusted EBITDA Adjusted EBITDA represents income (loss) before interest expense, income tax (expense) benefit, depreciation and amortization, loss on extinguishment of debt, impairments, and the Colombian Net Equity Tax. Adjusted EBITDA is a non-GAAP measure that our management uses to facilitate period-to-period comparisons of our core operating performance and to evaluate our long-term financial performance against that of our peers. We believe that this measure is useful to investors and analysts in allowing for greater transparency of our core operating performance and makes it easier to compare our results with those of other companies within our industry. Adjusted EBITDA should not be considered (a) in isolation of, or as a substitute for, net income (loss), (b) as an indication of cash flows from operating activities or (c) as a measure of liquidity. In addition, Adjusted EBITDA does not represent funds available for discretionary use. Adjusted EBITDA may not be comparable to other similarly titled measures reported by other companies. A reconciliation of net income (loss) as reported to Adjusted EBITDA is included in the tables below: 21 ($ in millions) 2012 2013 2014 2015 2016 Net Income (Loss) 30.0 (35.9) (38.0) (155.1) (128.4) Depreciation & Amortization 164.7 187.9 183.4 150.9 114.3 Net Interest 37.0 48.3 38.8 21.2 25.9 Loss on Extinguishment of Debt - - 31.2 2.2 0.3 Impairment Expense 1.1 54.3 73.0 129.2 12.8 Income Tax Expense (Benefit) 16.4 (19.8) (11.3) (37.6) (10.7) Adjusted EBITDA 249.3 234.7 277.1 110.8 14.2 ($ in millions) Q4 2016 Q1 2017 Q2 2017 Q3 2017 TTM Net Inco (Loss) (36.1) (25.1) (20.2) (17.2) (98.6) Depreciation & Amortization 26.9 25.0 24.7 24.6 101.3 Net Interest 6.6 6.1 6.4 6.6 25.7 Impairment Expense 8.6 - 0.8 - 9.3 Loss on Extinguishment of Debt - - - - - Income Tax Expense (Benefit) (5.1) 0.0 1.1 0.0 (3.9) Adjusted EBITDA 0.9 6.0 12.9 14.0 33.8 Year-Ending December 31,

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx